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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

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                Date of Report (Date of earliest event reported)
                                 OCTOBER 8, 1997


                                   PTC BANCORP
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other Jurisdiction of Incorporation)

      000-22449                                   35-1606016
(Commission File Number)            (I.R.S. Employee Identification No.)

Reservoir Hill Road
9014 State Road 101
P.O. Box 7
Brookville, Indiana                                 47240
(Address of principal                             (Zip Code)
executive offices)


                                 (765) 647-3591
               Registrant's telephone number, including area code

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ITEM 5.  OTHER EVENTS

     On October 8, 1996, PTC Bancorp, an Indiana corporation ("Registrant") entered into an Agreement and Plan of Merger (the "Agreement") with Indiana United Bancorp, an Indiana corporation ("IUB") pursuant to which the Registrant will merge with and into IUB (the "Merger") and each of the shares of common stock of the Registrant will be converted into the right to receive 1.075 shares of common stock of IUB. In connection with the Merger, the shareholders of the Registrant shall receive approximately 1,136,417 shares of common stock of IUB. A copy of the Agreement is filed as an exhibit to this Form 8-K. The Merger is intended to be a "reorganization" under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to qualify as a "pooling of interests" for accounting and financial reporting purposes. Consummation of the Merger is conditioned on, among other things, the approval of the Merger by the shareholders of the Registrant and IUB, the receipt of all required regulatory approvals and the receipt of opinions relating to tax and accounting matters. The Merger is expected to be completed in the first quarter of 1998.

     Upon consummation of the Merger, the board of directors of IUB, the surviving entity (the "Surviving Entity"), will be comprised of an equal number of directors from each party to the Merger. IUB's current Chairman, President and Chief Executive Officer, Robert E. Hoptry, will be the Surviving Entity's Chairman and Chief Executive Officer. The Registrant's current President and Chief Executive Officer, James L. Saner, will be the Surviving Entity's President and Chief Operating Officer following the Merger. The Registrant's current Chairman, Robert S. Dunevant, will be the Surviving Entity's Vice Chairman of the Board. Total assets of the Surviving Entity will be approximately $650 million following the Merger.

     The foregoing is merely a summary of the terms of the Agreement and the Merger and the other transactions contemplated by the Agreement, is qualified in its entirety by the actual terms and conditions of the Agreement, and the exhibits thereto, and should be read only in conjunction with the Agreement which is included as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   EXHIBITS

               (2) Plan of acquisition, reorganization, arrangement, liquidation or succession

               Agreement and Plan of Merger, dated as of October 8, 1997, by and between PTC Bancorp and Indiana United Bancorp.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 20, 1997             PTC BANCORP
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                                   By: /s/ James L. Saner
                                      --------------------------------
                                        James L. Saner
                                        President and Chief Executive Officer



Dated: October 20, 1997